Exhibit 10.17

23 October 2012

Mr Ken Takanashi

Wave Life Sciences Pte Ltd

8 Cross Street #10-00

PWC Building

Singapore 048424

Dear Sir

Nominee Director Fee

We are pleased to quote you our nominee director’s fee as follows:

Nominee director’s fee	: S$3,000 per year

Monthly bill (as requested)	: S$250 per month

Our Mr Koji Miura will act as a nominee director for your company. The nominee director’s fee of S$3,000/- is for a period of one year. We will render the bill to your company on a monthly basis as per your request. The fee is payable upon the presentation of our bill to you. The resignation of the nominee director may be requested in writing by either party. The director’s fee will be payable until the month of the director’s resignation. If you agree to the above fees, please sign on the enclosed copy of this letter and return it to us.

Yours faithfully

/s/ Koji Miura

Koji Miura

Managing Director

Enc

23 October 2012

Mr Ken Takanashi

Wave Life Sciences Pte Ltd

8 Cross Street #10-00

PWC Building

Singapore 048424

Dear Sir

Nominee Director Fee

We are pleased to quote you our nominee director’s fee as follows:

Nominee director’s fee	: S$3,000 per year

Monthly bill	: S$250 per month
(as requested)

Our Mr Koji Miura will act as a nominee director for your company. The nominee director’s fee of S$3,000/- is for a period of one year. We will render the bill to your company on a monthly basis as per your request. The fee is payable upon the presentation of our bill to you. The resignation of the nominee director may be requested in writing by either party. The director’s fee will be payable until the month of the director’s resignation. If you agree to the above fees, please sign on the enclosed copy of this letter and return it to us.

Yours faithfully

/s/ Koji Miura

Koji Miura

Managing Director

I agree to the above fees.

Signature/Name	Date